ForeInvestors Choice Variable Annuity – I Share

Supplement Dated June 9, 2017 to your

Prospectus dated May 1, 2017

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Effective on or about July 1, 2017, Franklin Advisers, Inc. (“Franklin Advisers”) will serve as an additional sub-adviser to the Global Atlantic Franklin Dividend and Income Managed Risk Portfolio.

The Investment Adviser/Sub-Adviser under Forethought Variable Insurance Trust in Appendix C – Fund Data of your prospectus is deleted and replaced as follows for the above referenced Portfolio:

Adviser/Sub-Adviser Prior to July 1, 2017	Adviser/Sub-Adviser On or About July 1, 2017

Global Atlantic Investment Advisors, LLC Sub-advised by Franklin Advisory Services, LLC and Milliman Financial Risk Management LLC	Global Atlantic Investment Advisors, LLC Sub-advised by Franklin Advisory Services, LLC, Milliman Financial Risk Management LLC, and Franklin Advisers, Inc.

This Supplement Should Be Retained For Future Reference.

FIC-I-060917-IA